FIRST QUARTER 2025 INVESTOR UPDATE

2 This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this news release or on the earnings conference call include statements about Houston Electric’s Greater Houston Resiliency Initiative (“GHRI”) and Transmission and Distribution System Resiliency Plan (“SRP”) (including with respect to timing, filings related thereto, anticipated benefits, and related matters), Houston Electric’s proposal to transfer its 15 large 27 MW to 32 MW TEEEF units to the San Antonio area and complete one or more other future transactions involving the TEEEF units (including with respect to timing, filings related thereto, corresponding reductions in Houston Electric’s TEEEF fleet capacity, anticipated benefits including with respect to rates, expected market demand for the units, and related matters), capital investments (including with respect to incremental capital opportunities, deployment of capital, financing of such projects, and anticipated benefits related thereto), the timing of, projections for, and anticipated benefits from the settlement of, rate cases for CenterPoint and its subsidiaries, the timing and extent of CenterPoint's recovery, including with regards to its restoration costs for, among other things, the severe weather events in May 2024 (“May 2024 Storm Events”) and Hurricane Beryl, generation transition plans and projects, projects included in CenterPoint's Natural Gas Innovation Plan and System Resiliency Plan, and projects included under its 10-year capital plan, electric demand growth in CenterPoint’s service territories (including our forecasts of, capital investment opportunities related to, the timing of investments related to, and anticipated benefits of such growth), the extent of anticipated benefits of the completed sale of our Louisiana and Mississippi natural gas LDC businesses, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including with respect to the restoration costs for the May 2024 Storm Events and Hurricane Beryl and the timing and anticipated benefits of any future equity issuances, securitization, credit metrics and parent level debt), the timing and anticipated benefits of our generation transition plan and our 10-year capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, CenterPoint’s continued focus on credit, balance sheet strength, liquidity and credit ratings, tax planning opportunities, future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, and expected customer growth. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) the business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses involving CenterPoint or its industry, including the ability to successfully complete such strategies, initiatives, transactions or plans on the timelines we expect or at all, such as the completed sale of our Louisiana and Mississippi natural gas LDC businesses, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint’s service territories and changes in market demand, including in relation to the expansion of data centers, energy export facilities, including hydrogen facilities, electrification of industrial processes and transport and logistics, as well as the effects of energy efficiency measures and demographic patterns; (3) CenterPoint’s ability to fund and invest planned capital, and the timely recovery of its investments, including those related to Houston Electric’s GHRI and SRP; (4) the ability to timely execute Houston Electric’s GHRI and SRP; (5) the ability to obtain approval for Houston Electric’s proposal to release its 15 large 27 MW to 32 MW TEEEF units to the San Antonio area, reduce its TEEEF fleet capacity and reduce rates to reflect the removal of the 15 large TEEEF units from Houston Electric’s TEEEF fleet, as well as complete one or more other future transactions involving the TEEEF units on acceptable terms and conditions within the anticipated timeframe; (6) financial market and general economic conditions, including access to debt and equity capital, inflation, potential for recession, interest rates, and their effect on sales, prices and costs; (7) disruptions to the global supply chain and volatility in commodity prices, including resulting from tariffs, trade agreements, retaliatory trade measures or changes in trade relationships; (8) actions by credit rating agencies, including any potential downgrades to credit ratings; (9) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to, among other things, the May 2024 Storm Events, Hurricane Beryl, Houston Electric’s TEEEF units and the February 2021 winter storm event, and requested or favorable adjustments to rates and approval of other requested items as part of base rate proceedings or interim rate mechanisms; (10) federal, state and local legislative, executive, regulatory and political actions or developments, including any actions resulting from the May 2024 Storm Events and Hurricane Beryl, as well as tax and developments related to the environment such as global climate risk, air emissions, carbon and other greenhouse gas emissions, wastewater discharges and the handling of coal combustion residuals; (11) the impact of public health threats; (12) weather variations and other natural phenomena, including severe weather events, and CenterPoint’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (13) the impact of potential wildfires; (14) changes in business plans; (15) CenterPoint’s ability to timely adopt, develop and deploy artificial intelligence; (16) the availability of, prices for and our ability to procure materials, supplies or services and scarcity of and changes in labor for current and future projects and operations and maintenance costs; (17) CenterPoint’s ability to timely obtain and maintain necessary licenses and permits from local, federal and other regulatory authorities on acceptable terms and resolve third-party challenges to such licenses or permits, as applicable; (18) CenterPoint’s ability to execute on its initiatives, targets and goals, including its net zero and greenhouse gas emissions reduction goals and operations and maintenance goals; and (19) other factors discussed in CenterPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and CenterPoint’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by CenterPoint, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of net income (loss) and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share and also provides non-GAAP funds from operations / non-GAAP rating agency adjusted debt (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. Cautionary Statement and Other Disclaimer

CenterPoint Energy

Q1 Update

Pillar	Long-Term Strategic Objectives	Q1'25 Updates
Consistent, Sustainable Growth for Our Investors	Targeting **top quartile non-GAAP EPS annual growth of 8%** in 2025 and dividend per share growth in line with non-GAAP EPS earnings of $1.74 - $1.76	Delivered $**0.53** non-GAAP EPS for the first quarter
	Targeting **sustainable non-GAAP EPS** and dividend per share growth at the mid-to-high end of **6 - 8% annually through 2030**[1]	**Reaffirmed 2025 non-GAAP EPS guidance** target range of **$1.74 - $1.76** which, at the midpoint, would represent **8%** growth from 2024
Resilient, Reliable, & Affordable Energy for Customers	Maintaining balance sheet health; long-term **FFO/Debt**[2] target **of 14% - 15%** through 2030	Delivered **13.9%** TTM 1Q FFO/Debt[2]
	Plan to efficiently fund robust capital investment plan with **asset recycling gross proceeds** and securitization proceeds totaling **nearly $3B**[3] in 2025+ **and equity or equity-like** proceeds of $2.75B through 2030	Completed sale of Louisiana & Mississippi LDCs with gross proceeds of ~**$1.2B;** Began to derisk 2026 equity needs through forward sales[4]
	Seeking to keep rates affordable through **1-2% O&M reductions**[5], securitization charges ended or extending cost recovery[6], and robust annual customer growth[7]	**May 2024 Storm Events Securitization** is expected on the PUCT docket for **approval in Q2**
Positively Impacting our Communities	**Investing in growth** for the benefit of our customers and communities; **Progressing on Phase II of the Greater Houston Resiliency Initiative** to increase preparedness for the 2025 hurricane season	**Increased 10-year capital investment plan by $1B**, Now **over 70% complete** and on track to complete all work of Phase II by June 1st

Note: Refer to slide 2 for information on forward-looking statements and slides 18-19 and 23 for reconciliations and information on non-GAAP assumptions and measures, including non-GAAP EPS

1) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E
2) Based on Moody's methodology; Adjusted one-time Uri-related items and CEHE storm related costs; FFO/Debt is a non-GAAP measure. Refer to slide 21 for Moody's Q1 reconciliation
3) ~$3B includes $1.2B of LA/MS gross proceeds
4) Refers to ~$145 million of forward sales through current "at-the-market" program
5) O&M average annual reduction target includes Electric and Natural Gas businesses
6) Securitization includes CEHE transition bonds ended in 3Q 2024 and SIGECO securitization bonds
7) Internal projection through 2030

3

Rate Case Snapshot

	IN Electric (Docket 45990)	Houston Electric (Docket 56211)	MN Gas (Docket 23-173)	TX Gas (Docket 15513)	OH Gas (Docket 24-0832-GA-AIR)
Date Filed	✓ **Final Order Issued** Key Details Below	✓ **Final Order Issued** Key Details Below	✓ **All-Party Settlement** Key Details Below	✓ **Final Order Issued** Key Details Below	10/29/2024
Test Year End					Forward test year: 2024
Revenue Request or Impact	**$80MM**	**($47MM)**	**2024: $60.8MM** **2025: $42.7MM**	**$5MM**	$99.5MM
Equity Layer / ROE	**Approved: 48.3% / 9.8%**[1] Previous: 43.5% / 10.4%	**Approved: 43.25% / 9.65%** Previous: 42.5% / 9.4%	**Settlement ROR: 7.07%** Previous ROR: 6.65%	**Approved: 60.6% / 9.8%** Previous: 55.5% / 9.6%	Requested: 54.1% / 10.4% Authorized[2]: 51.1% / Confidential
Debt Layer / Cost of Debt	**Approved: 39.5% / 5.1%** Previous: 43.6% / 6.3%	**Approved: 56.75% / 4.3%** Previous: 57.5% / 4.4%	**Settlement ROR: 7.07%** Previous ROR: 6.65%	**Approved: 39.4% / 4.8%** Previous: 44.5% / 5.9%	Requested: 45.87% / 4.1% Authorized[2]: 48.9% / 5.1%
Key Dates[3]	Customer rates **updated on February 13,** and to be further updated **March 1, 2026**	Rates to be updated on **April 28th**	Interim Rates effective as of **Jan 1, 2024, and Jan 1, 2025.** Statutory deadline **July 1, 2025**	Customer rates updated **Dec 1, 2024**	

Note: Refer to slide 2 for information on forward-looking statements

1) Equity % net of cost-free capital and other capital comprised of 11.90% and 0.33%, respectively
2) Authorized refers to current authorization prior to case outcome
3) Future dates are expected

4

Phase I and II TargetsPhase I and II as of March 31, 2025GHRI Phase I and II 26,000 Poles 18,666 PolesInstalling poles that can withstand extreme winds 4,300 Devices 3,226 DevicesInstalling automated reliability devices to reduce outages 350 IGSDs 209 IGSDsInstalling Intelligent Grid Switching Devices (IGSDs) 6,500 Miles 5,203 MilesTrimming or removing higher-risk vegetation 400 Miles 349 MilesUndergrounding power lines 100 stations Scheduled to begin in April 2025Installing new weather monitoring stations 5 Completed over 70% of critical resiliency work around Houston to prepare for the 2025 Hurricane Season Key Resiliency Actions Note: Refer to slide 2 for information on forward-looking statements

6 Q1 2024 Non-GAAP EPS Q1 2025 Non-GAAP EPS $0.50 Growth and Rate Recovery Ongoing Cost Management & Interest ExpenseWeather / Usage Other $0.05 $(0.06) $(0.04) $0.55 $0.03 $0.53 Electric  $0.01 Growth Gas  $0.02 Rate Recovery Interest Expense  $0.04 O&M  $0.02 Other  $0.04 Other ($0.06) 1) Refer to slide 18-19 for reconciliation of non-GAAP measures to GAAP measures Note: Refer to slide 23 for information on non-GAAP EPS assumptions and non-GAAP measures Q1 2025 vs Q1 2024 Non-GAAP EPS(1) Primary Drivers Electric  $0.02 Usage  $0.01 Weather Gas  $0.02 Weather

7 2025 Earnings Profile Timing of recovery of Texas investments post rate cases will result in a different earnings profile than typical years 50% - 60% 40% - 50% 40% - 50% 50% - 60% Non-Rate Case Profile 2025E Typical Earnings Profile vs. 2025E Profile 2H Earnings % 1H Earnings % Note: Refer to slide 2 for information on forward-looking statements and slide 23 for information on non- GAAP EPS assumptions and non-GAAP measures Related Annual Rev. Req. Increase Anticipated Timing of Updated Customer Rates Capital Investments Included MechanismJurisdiction $123MMJune$1,116MMDCRF CEHE $64MMApril$614MMTCOS $71MMJune$446MMGRIPTX Gas ~$258MM~$2,176MMTotal 1H ’25 Regulatory Activity

Capital Expenditures by Segment

	Current 5-Yr Plan[1]				10-YR Plan
	FY 2024	1Q 2025	FY 2025E[3]	'21 – '25 Plan	'21 – '30 Plan
Electric[2]	~$2.2B	~$1.0B	~$3.3B	~$13.7B	~$33.0B
Natural Gas	~$1.5B	~$0.3B	~$1.5B	~$7.5B	~$15.3B
Corporate and Other	~$36MM	~$12MM	~$31MM	~$0.1B	~$0.2B
Total Capital[4] Expenditures	~$3.8B	~$1.3B	~$4.8B	~$21.3B	~$48.5B↑ (was $47.5B)

Continued Incremental Capital Opportunities

- Electric Transmission Investments (Houston & Indiana Electric)
- Resiliency and Grid Modernization Investments
- Gas Transmission Investments

10-Year Plan Increased $1B for Incremental Houston Electric Transmission Capital Investments

Note: Refer to slide 2 for information on forward-looking statements

1) Refers to capital plan from 2021A to 2025E; exclusive of capital investments that are anticipated to be securitized in connection with storm restoration efforts
2) Includes investments in 2021 and 2022 related to capital leases for temporary emergency generation units
3) Represents 2025 capital estimated as of 03/31/2025
4) The calculation may not add down due to rounding

8

CenterPoint Energy

Continued Focus on Credit and Balance Sheet Strength

Consolidated FFO To Debt[1][2]	2024 Full Year	1Q 2025 TTM
Moody's	9.7%	9.7%
Adjusted for 1-time items – Moody's methodology[2]	**13.6%**	**13.9%**
S&P	12.0%	11.8%
Adjusted for 1-time items – S&P methodology	12.9%	12.8%

Upcoming Maturities	2025	2026	2027
CNP (Parent)			
Senior Notes @ 1.45%, 5.25%	-	$900MM	-
Convertible Senior Notes @ 4.25%	-	$1,000MM	-
CEHE			
General Mortgage Bonds @ 2.40%	-	$300MM	-
General Mortgage Bonds @ 3.00%	-	-	$300MM
Floating Rate Term Loan	$500MM	-	-
CERC			
Private Placement Notes @ 5.02%	-	$60MM	-
IGC Senior Notes @ 6.53%	$10MM	-	-
IGC Senior Notes @ 6.42%, 6.68%, 6.34%	-	-	$26MM
SIGECO			
First Mortgage Bonds @ 3.45%	$41MM	-	-
Total	$551MM	$2,260MM	$326MM

Company Debt Ratings[3]

Entity	Moody's (Neg)	S&P (Neg)	Fitch (Neg)
CenterPoint Energy, Inc.	Baa2	BBB	BBB
Houston Electric	A2	A	A
CERC	A3	BBB+	A-
SIGECO	A1	A	-

Consolidated Liquidity	
Credit Facility Capacity	$4.0B
CEHE Term Loan (18 month)	$0.5B
Investments (proceeds from LA/MS sale)	$1.2B
Less: Outstanding Borrowings	~($2.1B)
Total Available Liquidity	**~$3.6B**

Continued focus on –

- Liquidity and commitment to current credit ratings
  - Plan to incorporate credit supportive, higher equity content instruments
  - Pursuing securitization; anticipate approximately $1.6B between two filings[4]

Note: Refer to slide 2 for information on forward-looking statements

1) Based on Moody's CFO Pre-Working Capital/Debt and S&P's FFO/Debt methodology with certain one-time adjustments noted on slides 20-21; targets based on plan assumptions; See slides 18-19 for reconciliation to nearest GAAP measures and slide 23 for information regarding non-GAAP EPS assumptions and non-GAAP measures

2) CNP targets long-term FFO/Debt of 14% - 15% thru 2030 using Moody's methodology

3) Does not include Vectren LLC and Indiana Gas ratings as they're not currently active issuers

4) Ultimate timing of receipt of proceeds subject to change. Currently anticipating Q3 & Q4 '25

9

10 Contacts Jackie Richert Senior Vice President Corporate Planning, Investor Relations and Treasury Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com Ben Vallejo Director Investor Relations and Corporate Planning Tel. (713) 207 – 5461 ben.vallejo@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us

Appendix 11

Diverse Houston Electric Load Growth Drivers

Underpinned by annual residential customer growth of ~2%[(1)]



Current Peak Load
~21GW
2024
Logistics & Transport
Large and medium duty vehicle fleet conversion
Port of Houston Electrification
10% to 20%
Commercial
Continued expansion of Texas Medical Center
Data Centers
30% to 35%
Energy Refining and Energy Exports
Continued expansion and electrification of Petrochemical Complex
Refining activity and energy exports
40% to 60%
Forecasted Peak Load
~68GW
~7GW
~31GW
2031E

Note: Refer to slide 2 for information on forward-looking statements

1) Internal projection through 2030

12

Expected to strengthen overall resiliency by 30% Expected reductions in outages by 1.3B minutes into 2029   Expected savings of ~$50MM per year in storm-related costs Expected avoidance of 500K+ outages during a Beryl-like storm   ~$5.5B(1) Resiliency Capital Investments of From 2026 through 2028 13 System Resiliency Plan Improving the customer experience through accelerated and increased investment Note: Refer to slide 2 for information on forward-looking statements 1) Exclusive of O&M spend

Capital Plan & Regulatory Mechanisms

Over 80%

of 10-year Capital Plan expected to be recoverable through interim mechanisms



Traditional rate case ~5%
Rate case with forward test year ~10%
Interim mechanisms with CPCN required(1) ~5%
Interim Mechanisms(2) ~80%

Regulatory Highlights	Stakeholder Benefits
Existing Mechanisms for timely recovery of major storm costs	Reasonable cost recovery *minimizes customer impact and earnings volatility*
Winter storm gas cost almost fully recovered; MN only remaining state[3]	Reasonable cost recovery *minimizes customer impact and earnings volatility*
Generation transition proceedings in Indiana on plan	Energy transition *good for communities*

…. Recovery through established regulatory mechanisms

Note: Refer to slide 2 for information on forward-looking statements

1) Includes capital expenditures that are expected to be recovered through interim mechanisms but requires approval of Certificate of Public Convenience and Necessity
2) Includes capital expenditures that are expected to be recovered through interim mechanisms and riders. Excludes capital expenditures included in footnote 1
3) Refers to CenterPoint's recovery of extraordinary gas costs associated with Winter Storm Uri; ~$130M remaining to be collected

14

Weather and Throughput Data

Electric

		1Q 2025	1Q 2024	2025 vs 2024
Throughput (in GWh)	Residential	6,643	5,963	*11%*
	Total	**24,749**	**23,063**	***7%***
Metered Customers [1]	Residential	2,651,381	2,604,026	*2%*
	Total	**2,983,906**	**2,932,702**	***2%***
Weather vs Normal [2]	Cooling Degree Days	238	168	42%
	Heating Degree Days	793	695	14%
	Houston Cooling Degree Days	*250*	*176*	*42%*
	Houston Heating Degree Days	*709*	*625*	*13%*

Natural Gas

		1Q 2025	1Q 2024	2025 vs 2024
Throughput (in Bcf)	Residential	118	74	*59%*
	Commercial and Industrial	149	101	*48%*
	Total	**267**	**175**	***53%***
Metered Customers [1]	Residential	4,079,888	4,026,029	*1%*
	Commercial and Industrial	306,075	303,018	*1%*
	Total	**4,385,963**	**4,329,047**	***1%***
Weather vs Normal [2]	Heating Degree Days	1,887	1,602	*18%*
	Texas Heating Degree Days	*765*	*650*	*18%*

Margin Sensitivities	**CEHE**	**IE**	**TX Gas[3]**
Per HDD / CDD[4]	$50k - $70k	$20k - $30k	$30k - $40k

Note: Data as of 03/31/2025

1) End of period number of metered customers
2) As compared normal weather for service area
3) Only pertains to HDD
4) As applied to base rates; Per HDD/CDD vs. normal

15

Regulatory Schedule

Upcoming Regulatory Activity

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
TX (E)	Final Order Approved Mar 13			TCOS[4] / DCRF[4] / TEEEF						TCOS / DCRF		
IN (E)	Final Order Approved Feb 3	CECA / ECA								ECA / TDSIC		
TX (G)		GRIP										
MN (G)	GRC											
N. IN (G)	CSIA-5			CSIA-6						CSIA-7		
OH (G)	GRC		CEP / DRR						GRC			
S. IN (G)	CSIA-5			CSIA-6						CSIA-7		

	ROE / Equity Ratio	'25 Rate Base[3]
TX (E)	9.65% / 43.25%	$15.4B
IN (E)	9.8% / 48.3%[1]	$2.6B
TX (G)	9.8% / 60.6%	$3.1B
MN (G)	N/A / N/A[2]	$2.4B
N. IN (G)	9.80% / 46.8%[1]	$2.3B
OH (G)	N/A / 51.1%	$1.5B
S. IN (G)	9.70% / 46.2%[1]	$0.7B
	Total =	**$28.0B**

- **GRC** General Rate Case
- **GRIP** Gas Reliability Infrastructure Program
- **CECA** Clean Energy Cost Adjustment
- **CSIA** Compliance and System Improvement Adjustment
- **CEP** Capital Expenditure Program Rider
- **ECA** Environmental Cost Adjustment
- **TCOS** Transmission Cost of Service
- **TEEEF** Temp. Emergency Electric Energy Facilities
- **DRR** Distribution Replacement Rider
- **DCRF** Distribution Cost Recovery Factor
- **TDSIC** Trans., Dist., & Storage Sys. Improvement Charge

Note: Refer to slide 2 for information on forward-looking statements

1) Equity % net of cost-free capital and other adjustments
2) Recent settlement notates an ROR of 7.07%
3) Estimated year-end 2025 Rate Base represents the latest available information; may differ slightly from regulatory filings
4) Both filings were filed on February 28, 2025

16

17 aaaaaaaaa Note: Refer to slide 2 for information on forward-looking statements Planned Generation Project Timeline

18 aaaaaaaaa Quarter Ended March 31, 2025 Diluted EPS(1) Dollars in millions $ 0.45$ 297Consolidated net income (loss) and diluted EPS on a GAAP basis ZENS-related mark-to-market (gains) losses: (0.10)(63)Equity securities (net of taxes of $17)(2)(3) 0.1062Indexed debt securities (net of taxes of $16)(2) 0.0848Impacts associated with mergers and divestitures (net of taxes of $0)(2)(4) $ 0.53$ 344Consolidated income and diluted EPS on a non-GAAP basis(4) (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the Louisiana and Mississippi natural gas LDC businesses sale are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2025 and excluded from non-GAAP EPS (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes $43 million loss on sale associated with the divestiture of our Louisiana and Mississippi natural gas LDC businesses Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

	Quarter Ended March 31, 2024		Quarter Ended June 30, 2024		Quarter Ended September 30, 2024		Quarter Ended December 31, 2024		Year-to-Date December 31, 2024	
	Dollars in millions	Diluted EPS[1]	Dollars in millions	Diluted EPS[1]	Dollars in millions	Diluted EPS[1]	Dollars in millions	Diluted EPS[1]	Dollars in millions	Diluted EPS[1]
Consolidated income (loss) available to common shareholders and diluted EPS	**$ 350**	**$ 0.55**	**$ 228**	**$ 0.36**	**$ 193**	**$ 0.30**	**$ 248**	**$ 0.38**	**$ 1,019**	**$ 1.58**
ZENS-related mark-to-market (gains) losses:										
Equity securities (net of taxes)[2][3]	66	0.10	(15)	(0.02)	(42)	(0.07)	(24)	(0.03)	(15)	(0.02)
Indexed debt securities (net of taxes)[2]	(68)	(0.11)	15	0.02	42	0.07	22	0.03	11	0.01
Impacts associated with mergers and divestitures (net of taxes)[2][4]	2	0.00	6	0.01	5	0.01	13	0.02	26	0.04
Consolidated on a non-GAAP basis[5]	**$ 350**	**$ 0.55**	**$ 234**	**$ 0.36**	**$ 198**	**$ 0.31**	**$ 259**	**$ 0.40**	**$ 1,041**	**$ 1.62**

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
(2) Taxes are computed based on the impact removing such item would have on tax expense.
(3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc.
(4) Includes professional fees associated with execution of transactions from the sale of Louisiana and Mississippi LDCs.
(5) The calculation on a per-share basis may not add down due to rounding

19

Reconciliation: Net Cash Provided by Operating Activities and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Adj. Debt

CenterPoint Energy

Based on Moody's Methodology

Twelve month to date ended and as of period ended, respectively ($ in millions)	YE 2024	1Q 2025
Net cash provided by operating activities (A)	**$2,139**	**$2,011**
Add back:		
Accounts receivable and unbilled revenues, net	84	281
Inventory	(42)	(59)
Taxes receivable	27	(123)
Accounts payable	(210)	(64)
Other current assets and liabilities	(15)	(156)
Adjusted cash from operations	1,983	1,890
Plus: Rating agency adjustments[1]	27	99
Non-GAAP funds from operations (FFO) (B)	**$2,010**	**$1,989**
Total Debt, Net		
Short-term Debt:		
Short-term borrowings	500	500
Current portion of VIE Securitization Bonds long-term debt	13	13
Indexed debt, net	2	2
Current portion of other long-term debt	51	1,310
Long-term Debt:		
VIE Securitization bonds, net	308	308
Other long-term debt, net	20,089	20,054
Total Debt, net (C)	20,963	22,187
Plus: Rating agency adjustments[1]	(277)	(1,588)
Non-GAAP rating agency adjusted debt (D)	**$20,686**	**$20,599**
Net cash provided by operating activities / total debt, net (A/C)	**10.2%**	**9.1%**
CFO Pre-Working Capital/Debt– Moody's[1] (B/D)	**9.7%**	**9.7%**
CNP Adjustments to FFO for 1-time items (E)	563	635
CNP Adjustments to Debt for 1-time items (F)	(1,707)	(1,728)
Non-GAAP FFO / Non-GAAP adjusted debt ("FFO/Debt") Adjusted for 1-time items[2] (B + E / D + F)	**13.6%**	**13.9%**

1) Based on Moody's methodology, including adjustments related to operating lease costs, stock dividends, non-recurring items, and defined benefit plan
2) CNP further reduced FY 2024 for the associated one-time of $134MM Winter Storm Uri related debt as well as CEHE storm related costs (FFO: $563; Debt: $1,573). Please see note 17 of the 2024 Form 10-K for supplemental disclosure of cash flow information

20

21 1Q 2025YE 2024Twelve month to date ended and as of period ended, respectively ($ in millions) Unadjusted EBITDA 7,0066,925Gross Margin (2,987)(2,949)O&M (557)(547)Taxes and Other 3,4623,429Unadjusted EBITDA 867805Less: Cash interest paid -(9)Less: Cash taxes paid (163)(161)Plus: Rating agency adjustments(1) 2,4322,472Non-GAAP funds from operations (FFO) Total Debt, Net Short-term Debt: 500500Short-term borrowings 1313Current portion of VIE Securitization Bonds long-term debt 22Indexed debt, net 1,31051Current portion of other long-term debt Long-term Debt: 308308VIE Securitization bonds, net 20,05420,089Other long-term debt, net 22,18720,963Total Debt, net (1,507)(284)Plus: Rating agency adjustments(2) 20,68020,679Non-GAAP rating agency adjusted debt 15.6%16.4%Unadjusted EBITDA / total debt, net 11.8%12.0%FFO/Debt (S&P) 12.8%12.9%FFO/Debt (S&P) – adjusted for one-time items (2)(3) Based on S&P’s Methodology 1) Based on S&P’s methodology, including adjustments related to operating lease costs, Series A preferred stock dividends, non-recurring items, and defined benefit plan 2) CNP removes Winter Storm Uri related debt. Please see note 17 of the 2024 Form 10-K for supplemental disclosure of cash flow information 3) Excludes CEHE storm related debt cost of $1,617MM Reconciliation: Gross Margin and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Rating Agency Adjusted Debt

Regulatory Information

Information	Location
Electric ▪ Estimated 2024 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule	Regulatory Information – Electric
Natural Gas ▪ Estimated 2024 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule	Regulatory Information – Gas
Estimated amortization for pre-tax equity earnings related to Houston Electric's securitization bonds	Regulatory Information – Electric (Pg. 5)
Rate changes and Interim mechanisms filed	Form 10-K – *Rate Change Applications* section

22

23 Additional Information Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on net income (loss), diluted earnings (loss) per share, and net cash provided by operating activities to total debt, net, and gross margin to total debt, net, the following financial measures which are not generally accepted accounting principles (“GAAP”) financial measures: non-GAAP income, non-GAAP diluted earnings per share (“non-GAAP EPS”), as well as non-GAAP funds from operations / non-GAAP rating agency adjusted debt (Moody’s and S&P) (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2024 and 2025 non-GAAP EPS excluded and 2025 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, (b) Gain, losses and impact, including related expenses, associated with mergers and divestitures, such as the divestiture of our Louisiana and Mississippi natural gas LDC businesses, and (c) With respect to 2025 non-GAAP EPS and 2025 non-GAAP EPS guidance, impacts related to temporary emergency electric facilities ("TEEEF") once they are no longer part of our rate-regulated business. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2025 non-GAAP EPS guidance ranges also consider assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2025 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. Funds from operations (Moody’s) excludes from net cash provided by operating activities accounts receivable and unbilled revenues, net, inventory, taxes receivable, accounts payable, and other current assets and liabilities, and includes certain adjustments consistent with Moody’s methodology, including adjustments related to operating lease costs, Series A preferred stock dividends, and defined benefit plan contributions (less service costs). Non-GAAP rating agency adjusted debt (Moody’s) adds to Total Debt, net certain adjustments consistent with Moody’s methodology, including Series A preferred stock, pension benefit obligations, and operating lease liabilities and further adjustments related to Winter Storm Uri debt and one time cash taxes. Funds from operations (S&P) excludes from gross margin O&M, taxes and other, cash interest paid and cash taxes paid, and includes certain adjustments consistent with S&P's methodology, including adjustments related to operating lease costs, Series A preferred stock dividends, non-recurring items, and defined benefit plan. Non-GAAP rating agency adjusted debt (S&P) adds to Total Debt, net certain adjustments consistent with S&P's methodology, including adjustments related to Winter Storm Uri related one-time cash tax. The appendix to this presentation contains a reconciliation of net income (loss) and diluted earnings (loss) per share to the basis used in providing guidance, as well as a reconciliation of net cash provided by operating activities / total debt, net (and gross margin to total debt, net) to FFO/Debt. Management evaluates the Company’s financial performance in part based on non-GAAP income, non-GAAP EPS and long-term FFO/Debt. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, non-GAAP EPS and FFO/Debt financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income (loss), diluted earnings (loss) per share, net cash provided by operating activities to total debt, net and gross margin to total debt, net, which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer CenterPoint Energy’s Scope 1 greenhouse gas ("GHG") emissions estimates are calculated from GHG emissions that directly come from its operations. CenterPoint Energy’s Scope 2 GHG emissions estimates are calculated from GHG emissions that indirectly come from its energy usage, but because Texas is in an unregulated market, its Scope 2 GHG emissions estimates do not take into account Texas electric transmission and distribution assets in the line loss calculation and exclude GHG emissions related to purchased power between 2024E- 2026E. CenterPoint Energy’s Scope 3 GHG emissions estimates are based on the total natural gas supply delivered to residential and commercial customers as reported in the U.S. Energy Information Administration (EIA) Form EIA-176 reports and do not take into account the GHG emissions of transport customers and GHG emissions related to upstream extraction. CenterPoint Energy's analysis and plan for execution to achieve its Net Zero GHG emissions (Scope 1 and certain Scope 2) by 2035 goals and its 20-30% reduction in Scope 3 GHG emissions by 2035 as compared to 2021 levels goals require it to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of these underlying assumptions require updating, CenterPoint Energy’s actual results and ability to achieve its Net Zero and GHG emissions reduction goals by 2035 could differ materially from its expectations. Certain of the assumptions that could impact its ability to meet its Net Zero and GHG emissions reduction goals and the timing thereof include, but are not limited to: GHG emission levels, service territory size and capacity needs remaining in line with company expectations (including with respect to demand for our services); the ability to appropriately estimate and effectively manage business opportunities from new customers and load growth resulting from, among other things, expansion of data centers, energy export facilities, including hydrogen facilities, electrification of industrial processes and transport and logistics in our service territories; regulatory approvals related to Indiana Electric’s generation transition plan and CenterPoint Energy's ability to obtain such approvals; impacts on affordability of customer rates; customer demand for GHG free or lower GHG emissions energy; impacts of future regulations, executive action or legislation, including those related to the environment and tax (including changes to the renewable energy tax credits enacted in the Inflation Reduction Act of 2022); impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; CenterPoint Energy’s ability to implement its modernization plans for its pipelines and facilities; the ability to complete and timely implement generation alternatives to Indiana Electric’s coal generation and retirement or fuel conversion dates of Indiana Electric’s coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of or scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns (including as a result of tariffs, legislation, bans, potential retaliatory trade measures taken against the United States or related governmental action) and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; changes in applicable standards, metrics, methodologies or frameworks; and enhancement of energy efficiencies.